UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2024
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
 Fannie Mae

Federally chartered corporation	0-50231	52-0883107	1100 15th Street, NW			800	232-6643
			Washington,	DC	20005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(Address of principal executive offices, including zip code)			(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of New Director
On May 10, 2024, Diane N. Lye was appointed to the Board of Directors of Fannie Mae (formally, the Federal National Mortgage Association), effective as of that date. The Board’s appointment of Dr. Lye is until the earlier of: (1) the next annual election of Board members; or (2) the date on which she resigns or is removed by the Federal Housing Finance Agency, as conservator, while Fannie Mae is in conservatorship. As of the date of this filing, the Board committees on which Dr. Lye will serve have not been determined.
Dr. Lye, age 62, has over 30 years of experience in data science and technology. Most recently, she served as Chief Information Officer at Rivian Automotive, Inc., an electric vehicle manufacturer, from October 2022 to December 2023. Previously, Dr. Lye was at Capital One, National Association, where she served as Executive Vice President and Chief Information Officer for Card Technology, from May 2019 to September 2022, and as Senior Vice President of Enterprise Data, Machine Learning, Risk and Finance Technology, from October 2016 to May 2019. Prior to joining Capital One, Dr. Lye held a variety of technology-centered leadership roles at Amazon, Citigroup, and Bank of America.

Based on its review of the relevant facts and circumstances, Fannie Mae’s Board of Directors determined that Dr. Lye is an independent director.
Director Compensation
Dr. Lye will be paid compensation as a director as described in Fannie Mae’s annual report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 15, 2024, under the heading “Executive Compensation—Compensation Tables and Other Information—Director Compensation,” which description is incorporated herein by reference.
Indemnification Agreement
Fannie Mae is entering into an indemnification agreement with Dr. Lye, the form of which was filed as Exhibit 10.3 to Fannie Mae’s annual report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 14, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Wells M. Engledow
Wells M. Engledow
Enterprise Deputy General Counsel—Senior Vice President
Date: May 14, 2024
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